STOCK PURCHASE AND SALE AGREEMENT

CONCERNING SHARES OF

CANCER THERAPEUTICS, INC.
a Delaware corporation

AND

CANCER THERAPEUTICS, INC.
a Utah corporation

BETWEEN

DR. ROBERT OLDHAM

AND

CANCER THERAPEUTICS, INC.
a Delaware corporation

July___, 2007

STOCK PURCHASE AND SALE AGREEMENT

This Stock Purchase and Sale Agreement (this “Agreement”) is entered into as of the ___t day of July 2007, by and between Cancer Therapeutics, Inc., a Delaware corporation (“CTI”), and Dr. Robert  Oldham, an individual (“Dr. Oldham”).  CTI and Dr. Oldham are referred to collectively herein as the “Parties.”

Dr. Oldham holds a certain number of shares of capital stock of CTI.

This Agreement contemplates a transaction in which CTI will redeem from Dr. Oldham, and Dr. Oldham will tender to CTI, 28,211 shares of common stock of CTI held by Dr. Oldham (“CTI Shares”).  In exchange for the CTI Shares, Dr. Oldham will accept from CTI, and CTI will transfer to Dr. Oldham, 100 shares of common stock of Cancer Therapeutics, Inc, a Utah corporation. (“CTI Utah Shares”).

Now, therefore, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

1.  Definitions.

“Adverse Consequences” means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, damages, dues, penalties, fines, costs, amounts paid in settlement, Liabilities, obligations, Taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys’ fees and expenses.

“Closing” has the meaning set forth in §2(c) below.

“Confidential Information” means any information concerning the transactions referred to herein and the businesses and affairs of CTI that is not already generally available to the public.

“Liability” means any liability or obligation of whatever kind or nature (whether known or unknown, whether asserted or unasserted, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability for Taxes.

“Lien” means any mortgage, pledge, lien, encumbrance, charge, or other security interest.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other business entity, or a governmental entity (or any department, agency, or political subdivision thereof).

“Securities Act” means the Securities Act of 1933, as amended.

“Tax” or “Taxes” means any federal, state, local, or foreign income, gross receipts, license, excise, severance, stamp, occupation, premium, windfall profits, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto.

2.   Purchase and Sale of Shares.  On and subject to the terms and conditions of this Agreement, Dr. Oldham hereby redeems the CTI Shares in exchange for the CTI Utah Shares, and CTI hereby accepts said redemption from Dr. Oldham and in exchange delivers to Dr. Oldham the CTI Utah

3.  Shares.  Within thirty (30) days following the closing of the transactions contemplated herein (“Closing”), CTI will deliver to Dr. Oldham a certificate in the name of Robert K. Oldham representing the CTI Utah Shares, and Dr. Oldham will deliver to CTI the redeemed CTI Shares.

4.  Representations and Warranties Concerning Transaction.

(a)   Dr. Oldham’s Representations and Warranties.  Dr. Oldham represents and warrants to CTI that the statements contained in this §3(a) are correct and complete as of the date of this Agreement.

(i)  Ownership.  Dr. Oldham owns the CTI Shares.

(ii)  Non-contravention.  Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (A) conflict with, result in a breach of, constitute a default under, result in the acceleration of , create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Dr. Oldham is a party or by which it is bound or to which any of its assets is subject, or (B) result in the imposition or creation of a Lien upon or with respect to the CTI Shares.

(iii)  Brokers’ Fees.  Dr. Oldham has no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

(iv)  Investment.  Dr. Oldham (A) understands that the CTI Utah Shares have not been, and will not be, registered under the Securities Act, or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering, (B) is acquiring the CTI Utah Shares solely for his own account for investment purposes, and not with a view to the distribution thereof, (C) has received certain information concerning CTI Utah and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the CTI Utah Shares, (D) is able to bear the economic risk and lack of liquidity inherent in holding the CTI Utah Shares, and (E) is an Accredited Investor.

(v)  CTI Shares.  Dr. Oldham holds of record and owns beneficially the CTI Shares free and clear of any restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), Taxes, Liens, options, warrants, purchase rights, contracts, commitments, equities, claims, and demands.  Dr. Oldham is not a party to any option, warrant, purchase right, or other contract or commitment that could require Dr. Oldham to sell, transfer, or otherwise dispose of the CTI Shares (other than this Agreement). Dr. Oldham is not a party to any voting trust, proxy, or other agreement or understanding with respect to the voting of the CTI Shares.

(b)  CTI’s Representations and Warranties.  CTI represents and warrants to Dr. Oldham that the statements contained in this §3(b) are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date.

(i)  Organization of CTI.  CTI is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

(ii)  Authorization of Transaction.  CTI has full power and authority (including full corporate or other entity power and authority) to execute and deliver this Agreement and to perform its obligations hereunder.  This Agreement constitutes the valid and legally binding obligation of CTI, enforceable in accordance with its terms and conditions.  CTI need not give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order to consummate the transactions contemplated by this Agreement.  The execution, delivery, and performance of this Agreement and all other agreements contemplated hereby have been duly authorized by CTI.

(iii)  Non-contravention.  Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (A) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which CTI is subject or any provision of its charter, bylaws, or other governing documents or (B) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which CTI is a party or by which it is bound or to which any of its assets is subject.

(iv)  Brokers’ Fees.  CTI has no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which Dr. Oldham could become liable or obligated.

5.  Representations and Warranties Concerning CTI.

(a)  Organization, Qualification, and Corporate Power.  CTI is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.  CTI is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required.  CTI has full corporate power and authority and all licenses, permits, and authorizations necessary to carry on the businesses in which it is engaged and to own and use the properties owned and used by it.  CTI is not in default under or in violation of any provision of its memorandum and articles.

(b)  Non-contravention.  Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which CTI is subject or any provision of its memorandum and articles or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which CTI is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Lien upon any of its assets).  CTI does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

(c)  Brokers’ Fees.  CTI has no Liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

(d)  Title to Assets.  CTI has good and marketable title to, or a vlid leasehold interest in, the properties and assets used by it in the operation of its business.

6.  Post-Closing Covenants.  The Parties agree as follows with respect to the period following the Closing.

(a)  General.  In case at any time after the Closing any further action is necessary to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as any other Party reasonably may request, all at the sole cost and expense of the requesting Party.

(b)  Confidentiality.  The Parties will treat and hold as such all of the Confidential Information, refrain from using any of the Confidential Information except in connection with this Agreement, and deliver promptly to the other party or destroy, at the request and option of the other party, all tangible embodiments (and all copies) of the Confidential Information which are in its possession.

(c)  CTI Utah Shares.  The certificate representing the CTI Utah Shares shall be imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”) AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE SECURITIES ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE AND SATISFACTORY TO THE ISSUER OF THE SECURITIES, SUCH OFFER, SLAE, TRANSFER, PLEDGE, OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

Dr. Oldham, if desiring to transfer the CTI Utah shares must furnish CTI Utah with (i) a written opinion satisfactory to CTI Utah in form and substance from counsel satisfactory to CTI Utah by reason of experience to the effect that the holder may transfer the CTI Utah Shares as desired without registration under the Securities Act.

7.  Miscellaneous.

(a)  No Third-Party Beneficiaries.  This Agreement shall not confer any rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

(b)  Entire Agreement.  This Agreement (including the documents referred to herein) constitutes the entire agreement among the Parties and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof.

(c)  Succession and Assignment.  This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns.  No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of CTI and Dr. Oldham; provided, however, that either Party may (i) assign any or all of its rights and interests hereunder to one or more of its affiliates.

(d)  Counterparts.  This Agreement may be executed in one or more counterparts (including by means of facsimile), each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

(e)  Headings.  The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

(f)  Notices.  All notices, requests, demands, claims, and other communications hereunder will be in writing.  Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) when delivered personally to the recipient, (ii) three business day after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) one business day after being sent to the recipient by facsimile transmission or electronic mail, or (iv) seven business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and addressed to the intended recipient as set forth below:

If to Dr. Oldham:	If to CTI:
10757 South River Front Parkway, Suite 125
South Jordan, Utah 84095

Telefax	Telefax +1 801 816 2599

Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Parties notice in the manner herein set forth.

(g)  Governing Law.  This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Utah without giving effect to any choice or conflict of law provision or rule.

(h)  Amendments and Waivers.  No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by CTI and Dr. Oldham.  No waiver by any Party of any provision of this Agreement or any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be valid unless the same shall be in writing and signed by the Party making such waiver nor shall such waiver be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such default, misrepresentation, or breach of warranty or covenant.

(i)  Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

(j)  Expenses.  Each of CTI, Dr. Oldham, and CTI Utah will bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

(k)  Specific Performance.  Each Party acknowledges and agrees that the other Parties would be damaged irreparably in the event any provision of this Agreement is not performed in accordance with its specific terms or otherwise is breached, so that a Party shall be entitled to injunctive relief to prevent breaches of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in addition to any other remedy to which such Party may be entitled, at law or in equity.

(l)  Submission to Jurisdiction.  Each of the Parties submits to the jurisdiction of any state or federal court sitting in Salt Lake County, State of Utah, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court.  Each of the Parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other Party with respect thereto.

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    IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

Cancer Therapeutics, Inc.                                                                                     Dr. Robert Oldham

By: ____________________________________                                       ___________________________________
Chene Gardner
Director